UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020 (January 28, 2020)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 W. 42nd Street,

New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 461-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIT	New York Stock Exchange
5.625% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share	CITPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K includes as an exhibit a press release, dated January 28, 2020, reporting the financial results of CIT Group Inc. (the “Company”) as of and for the quarter and full year ended December 31, 2019.  The press release is attached as Exhibit 99.1.  This press release includes certain non-GAAP financial measures.  A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.  The information reported under this Item 2.02, including Exhibit 99.1, shall be considered furnished, not filed, for the purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

In addition, this Form 8-K includes a copy of the Company’s presentation to analysts and investors of its financial results for the quarter and full year ended December 31, 2019, which is attached as Exhibit 99.2.  The information included in Exhibit 99.2 shall be considered furnished, not filed, for purposes of the Exchange Act.  The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release issued by CIT Group Inc. on January 28, 2020 reporting its financial results as of and for the quarter and full year ended December 31, 2019.

99.2	Presentation by CIT Group Inc. on January 28, 2020 regarding its financial results for the quarter and full year ended December 31, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “will,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. In particular, any projections or expectations regarding the acquisition by CIT Bank of Mutual of Omaha Bank, our future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based, are such forward-looking statements reflecting only our current judgment and are not guarantees of future performance or results. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that: (i) CIT is unsuccessful in implementing its strategy and business plan, including planned or potential acquisitions or divestitures; (ii) CIT is unable to react to and address key business and regulatory issues; (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements; (iv) CIT becomes subject to liquidity constraints and higher funding costs; (v) the parties to a transaction do not obtain regulatory or other approvals or satisfy closing conditions to the transaction on a timely basis, or at all, or approvals are subject to conditions that are not anticipated; (vi) CIT Bank experiences difficulties and delays in integrating CIT Bank’s and Mutual of Omaha Bank’s respective businesses or fully realizing cost savings and other benefits; or (vii) changes in asset quality and credit risk, interest rates and capital markets or other economic conditions. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission. Information regarding CIT’s capital ratios consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as CIT completes its financial statements. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020	CIT GROUP INC.
(Registrant)

	By:	/s/ John Fawcett
	Name:	John Fawcett
	Title:	Executive Vice President & Chief Financial Officer